Annual Report

New Era
Fund

December 31, 1999

T. Rowe Price

Report Highlights

--------------------------------------------------------------------------------

New Era Fund

o Stocks concluded a fifth consecutive year of strong returns, and natural resources stocks also turned in excellent results for the year.

o The fund slightly surpassed the S&P 500 for the year but trailed the Lipper average because of fund exposure to precious metals and real estate.

o The Fed tightened monetary policy to head off potential inflation, but we expect global economic strength to continue.

o We added several new positions in diverse industries during the second half.

o We believe the fund is well positioned to benefit from higher commodities prices and strong earnings recovery in our sectors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Stocks concluded another year of solid results, with the S&P 500 Index posting its fifth consecutive return of more than 20%. Performance, however, was narrow as half of the S&P 500 stocks were actually down for the year while 50% of the index's gain came from only seven stocks. Natural resources stocks were strong during the first half, enabling your fund to edge ahead of the S&P 500 for the year.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     New Era Fund                                   0.62%               21.22%

     S&P 500                                        7.71                21.04

     Lipper Natural Resources
     Funds Average                                  2.69                30.68

     With the wind at its back for the first time in a while, your fund delivered an annual return slightly ahead of the unmanaged Standard & Poor's 500 Stock Index, as natural resources stocks were propelled by global growth and inflationary trends. The fund trailed its peer group average due to its diversification across industry sectors, and in particular because of its exposure to precious metals and real estate, which have yet to reflect the inflationary pressures. The fund lagged both benchmarks over the second half. The strong recovery in the price of oil led to a significant boost in energy stocks in the first half, but they languished in the second half as investors were skeptical about OPEC's ability to restrain production. Our energy holdings are particularly sensitive to strength or weakness in oil prices, and concerns that higher crude oil prices would be unsustainable in the second half also impaired results relative to our competitors.

YEAR-END DISTRIBUTIONS

     Your Board of Directors declared an income dividend of $0.30 per share, a long-term capital gain of $1.38 per share, and a short-term gain of $0.44 per share, payable on December 16, 1999, to shareholders of record on December 14. You should have received your check or confirmation reflecting these payments, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

ECONOMIC REVIEW

     The Fed lowered short-term rates in fall 1998 to offset the impact of weak Asian economies on global trade and financial markets. This loosening in monetary policy was highly successful, since it laid a foundation for recovery in emerging markets and enabled them to regain their footing last year. Renewed strength in Asia led to greater demand for most resources and cyclical commodities, as these economies are highly dependent on the processing and use of basic materials. Continued strong economic expansion in the U.S., coupled with a vibrant recovery in Asia and moderate European growth, has produced some anecdotal evidence of inflation. As emerging markets picked up steam, the Federal Reserve reversed course and hiked short-term rates three times in 1999 to slow the domestic economy and head off the threat of higher inflation. At this time, we don't believe the Fed's new policy is likely to upset the recovery overseas, which bodes well for continuing strength in the natural resource markets.

     Capped by a record holiday season, consumer spending should continue to underpin the domestic economy. The rising stock market and higher home prices have boosted the overall level of wealth, and along with it, the level of consumer confidence. However, higher interest rates are likely to stem the rise in home prices, and any sustained weakness in stocks could eventually lead to a slowdown in consumer spending and, thus, the economy.

     With the launch of the euro and the elimination of cross-border tariffs, Europe entered an exciting new era of consolidation and restructuring, the effect of which was felt by the fund with the acquisitions of Petrofina and Elf Acquitaine by Total Fina. These changes are also expected to have a positive impact on another holding, Norsk Hydro, as its management reacts to the competitive pressures of the capital and energy markets. Consolidation in Europe is a continuation of the trend toward major global enterprises becoming more integrated in markets around the world. The fund's largest holding, Wal-Mart, aggressively entered Europe in the past year through its acquisitions in Germany and the U.K.

     Most resource and industrial commodities have recovered from the multiyear lows recorded in 1998 and early 1999. The key to continued demand growth in Asia is the degree of access regional countries and companies have to global financial markets. If the availability of Western capital were reduced because of higher rates and skittish banking institutions, emerging market economies could suffer a relapse. Thus, actions by the Federal Reserve are likely to take this potential outcome into account.

PORTFOLIO MANAGEMENT

Reserves and Other               8

Non-resources                    7

Energy                          50

Metals and Mining                8

Precious Metals                  7

Forest Products                  9

Diversified Resources            6

Building and Real Estate         5

     Mergers and acquisitions in all industries and regions of the world accelerated last year. In 1998 the headlines were dominated by news of mergers in the oil industry, but this past year the metals companies were actively putting together two- and three-way mergers. The copper industry saw the acquisition of Cyprus Amax by Phelps Dodge, both of which were portfolio holdings. Meanwhile, in the aluminum industry Alcoa made a bid for Reynold Metals, another holding of the fund, and the merger awaits regulatory approval. Alcan Aluminum pulled off a three-way merger with the purchase of two of its European rivals. The consolidation of these two industries should lead to more rational behavior by the remaining participants. One noteworthy trend is the increasing failure rate of earlier acquisitions, as aggressive accounting treatment is unmasked and supposed synergies come to naught. One of the most difficult transitions a company has to make is from a restructuring, asset disposition mode to a growth strategy.

     Energy stocks did well as the price of oil doubled in the first half, and investors anticipated a strong earnings recovery for the industry. However, as mentioned, the group struggled in the second half as skepticism over OPEC's commitment to restraining production held sway. Consequently, most energy stocks do not currently reflect the continuing high price of oil. Energy service stocks rallied significantly, but capital spending by the oil industry did not recover as quickly as the price of oil. Therefore, earnings disappointments have temporarily led to some retrenchment in share prices, and we took advantage of the opportunity to add to the energy service component of the portfolio.

     Gold enjoyed a brief rally when several major central banks agreed to limit their bullion sale over the next five years and not to lend additional gold reserves. This assurance temporarily calmed concerns about excess bank inventory hitting the market and overwhelming demand. However, the rally was short-lived as skepticism returned about the central banks' long-term intentions. In addition, a few noteworthy producers were overly hedged and almost failed during the spike in the price of gold, further disillusioning investors. There had been some speculation that a short squeeze might ensue, driving the price to higher levels, but it fizzled quickly. Consequently, we reduced our precious metals allocation during the past six months.

     We did establish new positions in quite a few companies: Occidental Petroleum, an international exploration and production company with significant chemical operations; Allegheny Teledyne, a major producer of stainless steel and a factor in the titanium market; Norsk Hydro, a Norwegian conglomerate involved in energy, light metals, and fertilizer; and Potlatch, a paper and wood products manufacturer with valuable timber holdings. Other new purchases included Kinder Morgan, a newly formed company consisting of the former KN Energy assets of natural gas pipelines and liquids production facilities, and the refined products pipelines and terminals of the KMI limited partnership; Franco-Nevada, the world's largest public precious metals royalty holder; Newfield Exploration, a successful Gulf of Mexico production and development company; and Forest Oil, another independent producer with interests in the Gulf of Mexico and Canada. We believe these new purchases position the portfolio well for future growth.

OUTLOOK

     The major concerns of 1999, other than a possible pickup in inflation, have largely passed. Two costly burdens on the global economy-the $181 billion IMF bailout of floundering economies and the $600 billion spent on computer preparation for Y2K-are now history, thus freeing capital for more productive uses in 2000. Strong domestic and European growth will likely be sustained unless the Federal Reserve and European Central Bank take excessive preemptive action through ever-higher costs of capital-something we do not foresee. The other potential problem lies in lofty stock valuations and the impact on wealth and consumer spending should stock prices tumble.

     Investors will be observing OPEC to see if it can effectively hold the line on oil production, which should be the overriding influence on energy stock prices. The oil industry will witness some major asset sales in the first half of 2000, some mandated by regulators, as pending mergers are completed. Some of this activity could undermine values in the oil patch as sellers overwhelm the available capital of potential buyers, leading to low transaction prices. As a result of underlying valuation concern, independent producers have not participated in the recovery in oil prices to the extent one might expect. Asset sales will also inhibit a rapid upturn in capital spending by the industry and slow the recovery of energy service companies. However, a sustained oil price above $20 per barrel, which appears likely, will ultimately attract the investment capital required to increase worldwide production enough to keep up with rising demand over time.

     Your fund should benefit from more synchronized global economic growth in 2000. The prices of cyclical and resource commodities have begun to recover, yet prices remain well below the levels required to justify investment in new capacity. Consequently, most of the industries represented in the portfolio should enjoy a period of strong earnings recovery from improved product pricing. Moreover, many natural resources companies have now become more focused on financial discipline, which should postpone the building of excess capacity and lengthen the duration of the upward cycle.

     Respectfully submitted,

     Charles M. Ober
     President and Chairman of the Investment Advisory Committee

     January 21, 2000


T. Rowe Price New Era Fund
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Portfolio Highlights
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     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99

     Wal-Mart                                                          6.1%
     Exxon Mobil                                                       4.7
     Royal Dutch Petroleum                                             3.7
     Newmont Mining                                                    3.4
     Schlumberger                                                      2.8
     ---------------------------------------------------------------------------

     USX-Marathon                                                      2.6
     Fort James                                                        2.6
     Atlantic Richfield                                                2.6
     Total Fina                                                        2.2
     Inco                                                              1.8
     ---------------------------------------------------------------------------

     Amerada Hess                                                      1.8
     Rio Tinto                                                         1.8
     Halliburton                                                       1.7
     Chevron                                                           1.7
     Burlington Northern Santa Fe                                      1.7
     ---------------------------------------------------------------------------

     Murphy Oil                                                        1.6
     Kimberly-Clark                                                    1.6
     BJ Services                                                       1.5
     DuPont                                                            1.5
     Burlington Resources                                              1.5
     ---------------------------------------------------------------------------

     Reynolds Metals                                                   1.3
     Nucor                                                             1.3
     Smurfit-Stone Container                                           1.3
     Coflexip                                                          1.2
     Occidental Petroleum                                              1.2
     ---------------------------------------------------------------------------

     Total                                                            55.2%

     Note: Table excludes reserves.


T. Rowe Price New Era Fund
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Portfolio Highlights
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     MAJOR PORTFOLIO CHANGES
     Listed in descending order of size

     6 Months Ended 12/31/99

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     Occidental Petroleum *
     Allegheny Teledyne *
     Vastar Resources *
     Norsk Hydro *
     Bowater
     Fort James
     Champion International
     Valero Energy
     Enron Oil & Gas
     Anadarko Petroleum

     Ten Largest Sales
     ---------------------------------------------------------------------------

     Wal-Mart
     Anglo American Platinum **
     Champion International
     Fluor **
     Bowater **
     Corning **
     Atlantic Richfield
     Reynolds Metals
     Halliburton
     Sprint **

   * Position added
  ** Position eliminated


T. Rowe Price New Era Fund
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Performance Comparison
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     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     NEW ERA FUND
     ---------------------------------------------------------------------------

                                    Lipper Natural
                 S&P 500                 Resources                 New Era
                   Index             Funds Average                    Fund

12/31/89          10,000                    10,000                  10,000
12/90              9,690                     9,221                   9,124
12/91             12,642                     9,426                  10,469
12/92             13,605                     9,497                  10,686
12/93             14,976                    11,776                  12,325
12/94             15,174                    11,501                  12,962
12/95             20,876                    13,738                  15,653
12/96             25,669                    17,708                  19,449
12/97             34,233                    19,104                  21,581
12/98             44,017                    14,756                  19,449
12/99             53,278                    19,535                  23,577


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 12/31/99       1 Year     3 Years     5 Years     10 Years
     ---------------------------------------------------------------------------

     New Era Fund                 21.22%       6.63%      12.71%        8.96%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  19.78   $  25.95   $  26.06   $  22.65   $  20.15

Investment activities
  Net investment
  income (loss)              0.30       0.37       0.40       0.38       0.47
  Net realized and
  unrealized gain (loss)     3.84      (2.97)      2.40       5.12       3.71

  Total from
  investment activities      4.14      (2.60)      2.80       5.50       4.18

Distributions

  Net investment income     (0.30)     (0.40)     (0.37)     (0.38)     (0.48)
  Net realized gain         (1.82)     (3.17)     (2.54)     (1.71)     (1.20)

  Total distributions       (2.12)     (3.57)     (2.91)     (2.09)     (1.68)

NET ASSET VALUE
End of period            $  21.80   $  19.78   $  25.95   $  26.06   $  22.65

Ratios/Supplemental Data

Total return (diamond)      21.22%     (9.88)%    10.96%     24.25%     20.76%

Ratio of total expenses
to average net assets        0.74%      0.75%      0.74%      0.76%      0.79%

Ratio of net investment
income (loss) to
average net assets           1.29%      1.27%      1.33%      1.53%      2.00%

Portfolio turnover rate      32.5%      23.1%      27.5%      28.6%      22.7%

Net assets, end of period
(in millions)            $  1,082   $    999   $  1,493   $  1,468   $  1,090

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
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                                                           December 31, 1999

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  96.8%

NATURAL RESOURCE-RELATED  86.6%

Building and Real Estate  4.5%
Archstone Communities
  Trust, REIT                                           259,000   $    5,310

Boston Properties, REIT                                  50,000        1,556

Camden Property Trust, REIT                             178,100        4,875

Catellus Development *                                  395,000        5,061

Equity Office Properties, REIT                           88,441        2,178

Federal Realty Investment
  Trust, REIT                                           230,000        4,327

Reckson Associates Realty, REIT                         340,000        6,970

Rouse                                                   560,000       11,900

Simon DeBartolo Group, REIT                             271,400        6,225

                                                                      48,402

Forest Products  9.1%

Champion International                                  140,000        8,671

Consolidated Papers                                     200,000        6,363

Domtar                                                   75,000          881

Fort James                                            1,024,120       28,035

International Paper                                     140,000        7,901

Kimberly-Clark                                          260,000       16,965

Plum Creek Timber                                       150,000        3,750

Potlatch                                                118,000        5,266

Smurfit-Stone Container *                               556,000       13,605

Weyerhaeuser                                             91,000        6,535

                                                                      97,972

Integrated Petroleum - Domestic  12.1%

Amerada Hess                                            340,000       19,295

Atlantic Richfield                                      320,000       27,680

Conoco (Class B)                                        368,525        9,167

Kerr-McGee                                               80,000        4,960

Murphy Oil                                              300,000       17,212

Occidental Petroleum                                    600,000       12,975

Unocal                                                  350,000       11,747

USX-Marathon                                          1,140,000       28,144

                                                                     131,180

Integrated Petroleum - International  13.5%

Chevron                                                 210,000   $   18,191

Exxon Mobil                                             636,280       51,260

Norsk Hydro                                             200,000        8,550

Royal Dutch Petroleum ADR                               668,400       40,397

Texaco                                                   70,000        3,802

Total Fina ADR                                          346,148       23,971

                                                                     146,171

Refining & Marketing  0.6%

Valero Energy                                           300,000        5,962

                                                                       5,962

Petroleum Exploration and Production  10.2%

Anadarko Petroleum                                      340,000       11,602

Anderson Exploration (CAD) *                            150,000        1,793

Barrett Resources *                                     190,000        5,593

Burlington Resources                                    480,000       15,870

Canadian Natural Resources (CAD) *                       90,000        2,198

Canadian Occidental
  Petroleum Limited                                     200,000        3,950

Devon Energy                                            154,550        5,081

EEX                                                     553,333        1,625

Eog Resources                                           300,000        5,269

Forest Oil *                                            200,000        2,637

Mitchell Energy & Development
  (Class B)                                             430,000        9,272

Newfield Exploration Company *                          100,000        2,675

Noble Affiliates                                        150,000        3,216

Ocean Energy *                                        1,247,800        9,670

Pogo Producing                                          200,000        4,100

Santa Fe Snyder *                                       928,600        7,429

Union Pacific Resources                                 654,186        8,341

Vastar Resources                                        175,000       10,325

                                                                     110,646

Miscellaneous Energy  0.6%

Niagara Mohawk                                          490,000        6,829

         6,829

Energy Services  11.0%

Baker Hughes                                            566,000       11,921

BJ Services *                                           400,000       16,725

Coflexip ADR                                            350,000       13,213

Cooper Cameron *                                        241,800   $   11,833

Halliburton                                             470,000       18,917

Key Energy *                                          2,000,000       10,375

McDermott International                                 611,650        5,543

Schlumberger                                            540,000       30,375

                                                                     118,902

Precious Metals  6.8%

Barrick Gold                                            420,640        7,440

Battle Mountain Gold *                                1,630,000        3,362

Franco Nevada Mining Limited (CAD)                      175,000        2,686

Homestake Mining                                      1,502,630       11,739

Newmont Mining                                        1,490,359       36,514

Placer Dome                                           1,056,950       11,362

                                                                      73,103

Non-ferrous Metals  2.4%

Bougainville Copper (EUR) *                           2,030,829          233

Inco *                                                  740,000       17,390

Phelps Dodge                                            121,000        8,122

                                                                      25,745

Diversified Metals  5.3%

Allegheny Technologies                                  492,000       11,039

Nucor                                                   250,000       13,703

Reynolds Metals                                         180,000       13,793

Rio Tinto (GBP)                                         800,000       19,203

                                                                      57,738

Chemicals  4.7%

DuPont                                                  245,076       16,144

Great Lakes Chemical                                    230,000        8,783

Hercules                                                290,000        8,084

Pall                                                    300,000        6,469

W. R. Grace *                                           800,000       11,100

                                                                      50,580

Diversified Resources  4.6%

Azurix *                                                500,000        4,469

Burlington Northern Santa Fe                            750,000       18,187

IMC Global                                              549,000        8,990

Norfolk Southern                                        460,000        9,430

Overseas Shipholding Group                              200,000        2,963

Penn Virginia                                           361,800        6,060

                                                                      50,099

Gas and Gas Transmission  1.2%

El Paso Energy                                          250,000   $    9,703

Kinder Morgan                                           185,000        3,735

                                                                      13,438

Total Natural Resource-Related                                       936,767


CONSUMER AND SERVICE  6.7%

Merchandising  6.1%

Wal-Mart                                                960,000       66,360

                                                                      66,360

Miscellaneous  0.6%

Bristol-Myers Squibb                                    100,000        6,419

                                                                       6,419

Total Consumer and Service                                            72,779

Total Miscellaneous Common Stock 3 5%                                 38,395

Total Common Stocks (Cost $757,557)                                1,047,941

Convertible Preferred Stocks  0.0%

Western Water (Series C)                                  2,259          161

Total Convertible Preferred Stocks (Cost $2,000)                         161

Convertible Bonds  0.2%

Inco, Deb. Notes, 5.75%, 7/1/04                      $2,000,000        1,918

Total Convertible Bonds (Cost $1,817)                                  1,918

Short-Term Investments  3.2%

Money Market Funds  3.2%

Reserve Investment Fund, 6.16% #                     34,068,886       34,069

Total Short-Term Investments (Cost $34,069)                           34,069


Total Investments in Securities

100.2% of Net Assets (Cost $795,443)                              $1,084,089

Other Assets Less Liabilities                                         (1,834)

NET ASSETS                                                        $1,082,255
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $      247

Accumulated net realized gain/loss
- net of distributions                                                16,876

Net unrealized gain (loss)                                           288,646

Paid-in-capital applicable to 49,655,971
shares of $1.00 par value capital stock
outstanding; 200,000,000 shares authorized                           776,486

NET ASSETS                                                        $1,082,255
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.80
                                                                  ----------

   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipt
REIT Real Estate Investment Trust
 CAD Canadian dollar
 EUR Euro
 GBP British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income
  Dividend                                                         $  19,008
  Interest                                                             2,803

  Total income                                                        21,811

Expenses
  Investment management                                                6,131
  Shareholder servicing                                                1,440
  Custody and accounting                                                 150
  Prospectus and shareholder reports                                     123
  Registration                                                            43
  Legal and audit                                                         13
  Directors                                                                9
  Miscellaneous                                                            7

  Total expenses                                                       7,916
  Expenses paid indirectly                                                (8)

  Net expenses                                                         7,908

Net investment income (loss)                                          13,903

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          74,617
  Foreign currency transactions                                         (121)

  Net realized gain (loss)                                            74,496

Change in net unrealized gain or loss
Securities                                                           110,198

  Other assets and liabilities
  denominated in foreign currencies                                       (1)

Change in unrealized gain or loss                                    110,197

Net realized and unrealized gain (loss)                              184,693

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 198,596
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
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Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                12/31/99            12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                 $  13,903           $  15,972
  Net realized gain (loss)                        74,496             131,148
  Change in net unrealized gain or loss          110,197            (276,486)

  Increase (decrease) in net
  assets from operations                         198,596            (129,366)

Distributions to shareholders
  Net investment income                          (13,817)            (17,617)
  Net realized gain                              (83,827)           (139,565)

  Decrease in net assets from distributions      (97,644)           (157,182)

Capital share transactions*
  Shares sold                                    177,085             141,620
  Distributions reinvested                        86,942             139,441
  Shares redeemed                               (281,288)           (488,611)

  Increase (decrease) in net assets from
  capital share transactions                     (17,261)           (207,550)

Net Assets

Increase (decrease) during period                 83,691            (494,098)
Beginning of period                              998,564           1,492,662

End of period                                 $1,082,255           $ 998,564

*Share information

  Shares sold                                      7,815               5,613
  Distributions reinvested                         4,097               7,121
  Shares redeemed                                (12,748)            (19,753)

  Increase (decrease) in shares outstanding         (836)             (7,019)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
                                                              December 31, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $330,815,000 and $443,705,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $795,443,000. Net unrealized gain aggregated $288,646,000 at period-end, of which $373,584,000 related to appreciated investments and $84,938,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $512,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,091,000 for the year ended December 31, 1999, of which $110,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 6.5% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $173,000 of Spectrum expenses, $15,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $2,557,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 20, 2000


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

Tax  Information  (Unaudited)  for the Tax Year Ended  12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $20,266,000 from short-term capital gains,

o $63,561,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $11,899,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F41-050  12/31/99